UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2008

Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 1, 2008, the Board of Directors of Northrim Bank (the "Bank"), a wholly owned subsidiary of Northrim BanCorp, Inc., approved amendments to the Bank’s nonqualified deferred compensation plans, the Supplemental Executive Retirement Plan, Deferred Compensation Plan, and Supplemental Executive Retirement Deferred Compensation Plan, to bring them into compliance with Section 409A of the Internal Revenue Code as amended, effective January 1, 2005.

A copy of each plan is attached hereto as Exhibit 10.25, Exhibit 10.26, and Exhibit 10.27, respectively.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable.

(b) Proforma financial information – not applicable.

(c) EXHIBIT DESCRIPTION
10.25 Supplemental Executive Retirement Plan dated July 1, 1994, as amended May 1, 2008, effective as of January 1, 2005
10.26 Deferred Compensation Plan dated January 1, 1995, as
amended May 1, 2008, effective as of January 1, 2005
10.27 Supplemental Executive Retirement Deferred Compensation
Plan dated February 1, 2002, as amended May 1, 2008,
Effective as of January 1, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

May 6, 2008	By:	/s/ R. Marc Langland

Name: R. Marc Langland
Title: Chairman, President , and CEO

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Exhibit Index

Exhibit No.	Description

10.25	Supplemental Executive Retirement Plan
10.26	Deferred Compensation Plan
10.27	Supplemental Executive Retirement Deferred Compensation Plan